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                                                                    Exhibit 10.6

                   AMENDMENT TO EXECUTIVE SECURITIES AGREEMENT

     This Amendment to Executive Securities Agreement ("AMENDMENT") is entered into and effective as of January 28, 2004 by and among Beacon Roofing Supply, Inc., a Delaware corporation (the "COMPANY"), Robert R. Buck ("EXECUTIVE") and Code, Hennessy & Simmons III, L.P., a Delaware limited partnership ("CHS").

                                R E C I T A L S:

     A. The Company, CHS and Executive are parties to that certain Executive Securities Agreement dated as of October 20, 2004 (the "ORIGINAL AGREEMENT").

     B. The parties hereto desire to amend the Original Agreement, on the terms set forth herein.

                              A G R E E M E N T S:

     The parties hereto agree as follows:

     1. Section 2(a) of the Original Agreement is hereby deleted in its entirety, and the following is inserted in its stead:

            "CLOSING. Executive shall purchase from the Company, and the Company shall sell to Executive, no later than January 28, 2004, 15.724 Class A Shares at a price of $15,900.00 per Class A Share. The aggregate purchase price for such Class A Shares is Two Hundred Fifty Thousand Dollars ($250,000) (the "ORIGINAL SUBSCRIPTION PRICE"). The Original Subscription Price shall be paid to the Company as follows: at the closing for such purchase, Executive shall pay to the Company $250,000 in cash, by cashiers check or by wire transfer in immediately available funds."

     2. Section 2(d)(iv) of the Original Agreement is hereby deleted in its entirety, and the following is inserted in its stead:

            "Within fifteen (15) days after the payment of the purchase price for the purchase of shares contemplated by Section 2(a), Executive shall file (or cause to be filed) an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder, with respect to such purchase, in form and substance reasonably satisfactory to the Company."

     3. Section 14(d) of the Original Agreement is hereby amended by inserting the phrase "(in each case as amended and/or restated from time to time)" after the phrase "contemplated by the foregoing."

     4. Exhibit B to the Original Agreement (the form of Subordinated Promissory Note) is hereby amended by adding, at the end of the second grammatical paragraph thereof (which paragraph includes the definition of "Executive Securities Agreement"), the phrase "as amended from time to time".

     5. The parties hereby ratify and confirm, in all respects, the Original Agreement, as amended by this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Executive Securities Agreement as of the date first written above.


                                      BEACON ROOFING SUPPLY, INC.

                                      By: /s/ Peter M. Gotsch
                                          --------------------------------------
                                               Peter M. Gotsch, Vice President


                                      CODE, HENNESSY & SIMMONS III, L.P.

                                      By:  CHS Management III, L.P.,
                                           its general partner

                                      By:  CODE, HENNESSY & SIMMONS, L.L.C.,
                                           its general partner

                                      By: /s/ Peter M. Gotsch
                                          --------------------------------------
                                               Peter M. Gotsch, Member


                                      EXECUTIVE

                                      /s/ Robert R. Buck
                                      ------------------------------------------
                                      Robert R. Buck

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                                 SPOUSAL CONSENT

     I acknowledge that I have read the foregoing Amendment to Executive Securities Agreement and that I know its contents. I am aware that it amends the Executive Securities Agreement among my spouse (Robert R Buck), CHS and the Company (as so amended, the "Agreement"). I understand that, by the provisions of the Agreement, my spouse agrees, among other things, to a right of first refusal, to the granting of rights to purchase and to the imposition of certain restrictions on the transfer of the shares of the Company, including any marital property interest or community interest therein that I may have from time to time, which rights and restrictions may survive my spouse's death. I hereby consent to the rights and restrictions, approve of the provisions of the Amendment and the Agreement, and agree that I will bequeath any interest which I may have in said shares or any of them, including my community interest, if any, or permit any such interest to be purchased, in a manner consistent with the provisions of the Agreement. I direct that any residuary clause in my will shall not be deemed to apply to my community interest (if any) in such shares except to the extent consistent with the provisions of the Agreement.

     I further agree that in the event of a dissolution of the marriage between myself and my spouse, in connection with which I secure or am awarded Executive Securities of the Company, or any interest therein through property settlement agreement or otherwise, I shall receive and hold said Executive Securities subject to all the provisions and restrictions contained in the Agreement, including any option of the Company or CHS to purchase such shares or interest from me.

     I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to the Agreement and this Amendment but that I have declined to do so.

Date: January 28, 2004

/s/ Susan G. Buck
--------------------------
Susan G. Buck